VIRGIN ORBIT HOLDINGS, INC.

THE GUARANTORS PARTY HERETO AND

VIRGIN INVESTMENTS LIMITED

First Amendment

Dated as of February 28, 2023

to
Senior Secured Convertible Note due 2024, issued November 4, 2022
Senior Secured Convertible Note due 2024, issued December 19, 2022
Senior Secured Convertible Note due 2024, issued January 30, 2023

TABLE OF CONTENTS

i

NOTE AMENDMENT, dated as of February 28, 2023 (this “Amendment”), between VIRGIN ORBIT HOLDINGS, INC., as issuer (the “Company”), the Guarantors party hereto (the “Guarantors”) and VIRGIN INVESTMENTS LIMITED (“VIL” or the “Holder”).
W I T N E S S E T H:
WHEREAS, the Company has previously issued and sold to the Holder (i) a Senior Secured Convertible Note due 2024, issued November 4, 2022 (the “November 2022 Note”), (ii) a Senior Secured Convertible Note due 2024, issued December 19, 2022 (the “December 2022 Note”) and (iii) a Senior Secured Convertible Note due 2024, issued January 30, 2023 (the “January 2023 Note” and, together with the November 2022 Note and the December 2022 Note, the “Existing Notes”), where the obligations of the Company under each of the Existing Notes are unconditionally and irrevocably guaranteed by each of the Guarantors;
WHEREAS, the Company has agreed to issue and sell, the Holder has agreed to purchase, and the Guarantors have each agreed to guarantee the obligations of the Company under, a new Senior Secured Convertible Note to be issued on or about the date hereof (the “New Note”);
WHEREAS, the Holder, the Company and the Guarantors, in connection with the purchase and sale of the New Note, and as a condition to Holder’s willingness to purchase the New Note, are entering into this Amendment to align certain terms of such Existing Notes with the New Note.
WHEREAS, the conditions set forth in the Existing Notes for the execution and delivery of this Amendment have been complied with; and
WHEREAS, all acts and things necessary to make this Amendment, when executed by the Company, the Guarantors and the Holder, a valid agreement according to its terms, have been done and performed, and the execution of this Amendment in all respects been duly authorized.
NOW, THEREFORE, THIS AMENDMENT WITNESSETH:
That in order to declare the terms and conditions upon which the Existing Notes are to be amended, and in consideration of the premises set forth herein, including the purchase and acceptance of the New Note by the Holder, the Company and the Guarantors covenant and agree as follows:

Article 1
Application Of Amendment

Article 1. Scope Of This Amendment. Notwithstanding any other provision of this Amendment, the provisions of this Amendment, including as provided in Section 1.02 below, are expressly and solely for the benefit of the Holder or other holders of the Existing Notes. Unless otherwise expressly specified, references in this Amendment to specific Article numbers or Section numbers refer to Articles and Sections contained in the Existing Notes, and not any other document.
Section 1.01. Effect Of This Amendment.

With respect to the Existing Notes, each Existing Note shall be amended pursuant to Section 12.11 thereof as follows:
(a)Definitions. The provisions of Section 1.01 of each of the Existing Notes are amended as and to the extent set forth in Article 2 of this Amendment.
(b)Redemption. The provisions of Article 10 of each of the Existing Notes shall not apply to such Existing Note, and Article 3 shall apply in lieu thereof.

Article 2
Definitions

Section 2.01. Definitions. The terms defined in this Section 2.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Amendment and each Existing Note shall have the respective meanings specified in this Section 2.01 and, to the extent applicable, supersede the definitions thereof in such Existing Note. All words, terms and phrases defined in the Existing Notes (and not otherwise defined in this Amendment) shall have the meanings as in the applicable Existing Note. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to the applicable Existing Note as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article 2 include the plural as well as the singular.
“Borrower Optional Redemption” shall have the meaning specified in Section 10.01.
“Borrower Redemption Date” shall have the meaning specified in Section 10.02(a).
“Borrower Redemption Notice” shall have the meaning specified in Section 10.02(a).
“Holder Optional Redemption” shall have the meaning specified in Section 10.01.
“Holder Redemption Date” shall have the meaning specified in Section 10.02(c).
“Holder Redemption Notice” shall have the meaning specified in Section 10.02(c).
“Optional Redemption” means a Borrower Optional Redemption or a Holder Optional Redemption.
“Redemption Date” means a Holder Redemption Date or a Borrower Redemption Date.
“Redemption Notice” means a Borrower Redemption Notice or a Holder Redemption Notice.

Article 3
Redemption

Section 3.01. Redemption. Article 10 of each Existing Note is amended and restated in its entirety as follows:
“ARTICLE 10
REDEMPTION

Section 10.01.    Optional Redemption. The Borrower may redeem (a “Borrower Optional Redemption”) for cash all or any portion of this Note at the Redemption Price. The Holder may require the Borrower to redeem (a “Holder Optional Redemption”) for cash all or any portion of this Note at the Redemption Price.
Section 10.02.    Notice of Optional Redemption.
(a)    In case the Borrower exercises its Borrower Optional Redemption right to redeem all or any part of this Note pursuant to Section 10.01, it shall fix a date for redemption (each, a “Borrower Redemption Date”) and it shall deliver or cause to be delivered a notice of such Borrower Optional Redemption (a “Borrower Redemption Notice”) not less than 20 nor more than 60 calendar days prior to the Borrower Redemption Date to the Holder. The Borrower Redemption Date must be a Business Day.
(b)    Each Borrower Redemption Notice shall specify:
(i)    the Borrower Redemption Date;
(ii)    the Redemption Price;
(iii)    that on the Borrower Redemption Date, the Redemption Price will become due and payable upon this Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after the Borrower Redemption Date;
(iv)    that the Holder may surrender this Note for conversion at the Fixed Conversion Rate at any time prior to the close of business on the Business Day immediately preceding the Borrower Redemption Date;
(v)    the procedures the Holder must follow to convert this Note;
(vi)    the Fixed Conversion Rate;
(vii)    in case this Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Borrower Redemption Date, upon surrender of this Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued.
A Borrower Redemption Notice shall be irrevocable.
(c)    In case the Holder exercises its Holder Optional Redemption right to require the Borrower to redeem all or any part of this Note pursuant to Section 10.01, it shall fix a date for redemption (each, a “Holder Redemption Date”) and it shall deliver or cause to be delivered a notice of such Holder Optional Redemption (a “Holder Redemption Notice”) not less than two Business Days nor more than 60 calendar days prior to the Holder Redemption Date to the Borrower. The Holder Redemption Date must be a Business Day. Each Holder Redemption Notice shall specify the Holder Redemption Date.
Section 10.03.    Payment of Redemption Price. If any Borrower Notice of Redemption or Holder Notice of Redemption, as applicable, has been given in respect of this Note in accordance with Section 10.02, this Note (or the applicable portion thereof) shall become due and payable on the relevant Redemption Date at the applicable Redemption Price. On presentation and surrender of this Note to the Borrower, this Note (or the applicable portion thereof) shall be paid and redeemed by the Borrower at the applicable Redemption Price.
Section 10.04.    Note Redeemed in Part. Upon surrender of the portion of this Note that is to be redeemed only in part in accordance with Section 10.01, and promptly after the relevant Redemption Date, the Borrower shall execute and deliver to the Holder, without service charge, a new Note, of such authorized denomination or denominations as may be requested by the Holder (which must be an integral multiple of $1,000 and which must be at least $1,000), in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of this Note so surrendered that is not redeemed.
Section 10.05.    Restrictions on Redemption. The Borrower may not redeem any portion of this Note on any date if the principal amount of this Note has been accelerated in accordance with the terms of this Note, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Borrower in the payment of the Redemption Price with respect to this Note).”
Article 4
Miscellaneous Provisions

Section 4.01. Governing Law; Jurisdiction. With respect to each Existing Note, Section 12.03 thereof shall apply to this Amendment and is incorporated by reference herein; provided that and references to “this Note” shall be deemed to include this Amendment and to refer to such Existing Note as amended hereby.
Section 4.02. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Amendment have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
Section 4.03. Amendment May be Executed in Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
Section 4.04. Severability. In the event any one or more of the provisions contained in this Amendment (or any Existing Note as amended hereby) shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Amendment (and any Existing Note as amended hereby) shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
Section 4.05. Waiver of Jury Trial. With respect to each Existing Note, Section 12.04 thereof shall apply to this Amendment and is incorporated by reference herein; provided that references to “this Note” shall be deemed to include this Amendment and to refer to such Existing Note as amended hereby.

Section 4.06. Ratification Of Existing Notes. Except as amended hereby, each Existing Note, as amended and supplemented by this Amendment, is in all respects ratified and confirmed, and this Amendment shall be deemed part of each Existing Note in the manner and to the extent herein and therein provided.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
ISSUER

VIRGIN ORBIT HOLDINGS, INC. By: /s/ Dan Hart Name: Dan Hart Title: CEO
GUARANTORS VIECO USA, INC. By: /s/ Dan Hart Name: Dan Hart Title: CEO
VIRGIN ORBIT, LLC By: /s/ Dan Hart Name: Dan Hart Title: CEO
VIRGIN ORBIT NATIONAL SYSTEMS, LLC By: /s/ Mark Baird Name: Mark Baird Title: President, Virgin Orbit National Systems
JACM HOLDINGS, INC. By: /s/ Dan Hart Name: Dan Hart Title: CEO

[Signature Page to Amendment]

HOLDER VIRGIN INVESTMENTS LIMITED By: /s/ Kerry Graziola Name: Kerry Graziola Title: Alternate Director

[Signature Page to Amendment]